UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 31, 2007.


                    CARGO CONNECTION LOGISTICS HOLDING, INC.
             (Exact name of registrant as specified in its charter)

              FLORIDA                 0-28233                 65-0510294
   (State or other jurisdiction     (Commission             (IRS Employer
         of incorporation)          File Number)          Identification No.)

       600 BAYVIEW AVENUE, INWOOD, NEW YORK                     11096
     (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (516) 239-7000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement.
            -------------------------------------------

On December 31, 2007, Cargo Connection Logistics Holding, Inc., a Florida corporation (the "Company") issued a promissory note (the "Note") in the principal amount of $800,000 to Emplify HR Services, Inc., a Florida corporation ("Emplify"), evidencing loans previously extended by Emplify to the Company. The Note bears interest at a rate of 12% per annum, requires equal monthly amortization payments and matures on January 1, 2012. The Company may prepay the unpaid principal balance, or any portion thereof, of the Note at any time without premium or penalty. Concurrently with the issuance of the Note: (i) the Company and its subsidiaries Cargo Connection Logistics Corp., a Delaware corporation ("Cargo") and Cargo Connection Logistics - International, Inc., an Illinois corporation ("International") entered into a Security Agreement with Emplify, pursuant to which they each granted to Emplify a security interest in all of their respective assets (the "Security Agreement"); and (ii) Cargo and International entered into a Guaranty of Payment Agreement pursuant to which Cargo and International agreed to guarantee the Company's payment obligations under the Note (the "Guarantee"). Emplify provides payroll and human resource services to the Company. Emplify owns a 49% interest in Independent Transport Group, LLC, of which the Company owns 51%. Ivan Dobrin, a principal shareholder of Emplify, is the brother of Jesse Dobrinsky, the Company's CEO.

Item 9.01   Exhibits
            --------
Exhibit
Number      Description
------      -----------

10.01 Promissory Note dated as of December 31, 2007, issued by Cargo Connection Logistics Holding, Inc. and Emplify HR Services, Inc.

10.02 Guaranty of Payment Agreement dated as of December 31, 2007, by Cargo Connection Logistics Corp. and Cargo Connection
            Logistics-International Inc., in favor of Emplify HR Services, Inc.

10.03 Security Agreement, dated December 31, 2007, between Cargo Connection Logistics Holding Inc., Cargo Connection Logistics Corp., Cargo Connection Logistics-International, Inc. and Emplify HR Services, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 7, 2008               CARGO CONNECTION LOGISTICS HOLDING, INC.


                                      By:   /s/ Scott Goodman
                                         -------------------------------------
                                         Scott Goodman
                                         Chief Financial Officer


                                       3